Balances and Transactions with Related Parties - Summary of Compensation Received by Key Management Personnel (Detail) - CLP ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
BALANCES AND TRANSACTIONS WITH RELATED PARTIES
Cash compensation	$ 1,975,478	$ 2,057,900	$ 1,865,334
Short-term benefits for employees	454,564	550,238	553,550
Other long-term benefits	115,499	321,692	252,533
TOTAL	$ 2,545,541	$ 2,929,830	$ 2,671,417